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                                                                   Exhibit 23.2

                        CONSENT OF INDEPENDENT AUDITORS

   We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 7, 2001 with respect to the financial statements of Jupiter Media Metrix, Inc. included in the Registration Statement (Form S-4) and related Prospectus of NetRatings, Inc. for the registration of 4,711,751 shares of its common stock.

                                          /s/ Ernst & Young LLP

New York, New York
November 19, 2001